UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) October 26, 2026

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	814-00663	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value	ARCC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On October 26, 2026, Ares Capital Corporation, a Maryland corporation (“ARCC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with MidCap Financial Investment Corporation, a Maryland corporation (“MFIC”), Union Acquisition Sub Inc., a Maryland corporation and a wholly-owned subsidiary of ARCC (“Acquisition Sub 1”), Union Acquisition Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of ARCC (“Acquisition Sub 2”), and, solely for the limited purposes set forth therein, Ares Capital Management LLC, a Delaware limited liability company and ARCC’s investment adviser (“ARCC Adviser”).

The Merger Agreement provides that, subject to the terms and conditions set forth therein, (i) Acquisition Sub 1 will merge with and into MFIC (the “First Merger”), with MFIC continuing as the surviving corporation and as a wholly-owned subsidiary of ARCC (the “Surviving Corporation”), and (ii) after the First Merger, the Surviving Corporation will merge with and into Acquisition Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Acquisition Sub 2 continuing as the surviving company and as a wholly-owned subsidiary of ARCC (the “Surviving Company”).

The board of directors of MFIC (the “MFIC Board”), at the recommendation of the special committee of MFIC, and the board of directors of ARCC (the “ARCC Board”) have approved, adopted and declared advisable the Merger Agreement and the transactions contemplated thereby (collectively, the “Transaction”). Holders of MFIC common stock, par value $0.001 per share (“MFIC Common Stock”) will not be entitled to appraisal or objecting stockholder rights in connection with the Mergers. In addition, as described below, concurrently with the execution of the Merger Agreement, certain stockholders of MFIC who collectively own more than 5% of MFIC’s outstanding common stock entered into voting and support agreements with ARCC pursuant to which they agreed, subject to the terms and conditions set forth therein, to vote their shares of MFIC Common Stock in favor of the approval and adoption of the Merger Agreement and the Mergers.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), each share of MFIC Common Stock issued and outstanding immediately prior to the Effective Time (other than shares held by a subsidiary of MFIC or held, directly or indirectly, by ARCC or Acquisition Sub 1) will be converted into the right to receive (i) $1.21 in cash, without interest, to be paid by ARCC Adviser (the “Cash Consideration”), and (ii) a number of validly issued, fully paid and non-assessable shares of ARCC common stock, par value $0.001 per share (“ARCC Common Stock”) equal to the Exchange Ratio (as defined below), with cash to be paid in lieu of fractional shares, if applicable (together with the Cash Consideration, the “Merger Consideration”). Based on the terms of the Merger Agreement, as of the date of the Merger Agreement, the Merger Consideration represents total consideration of $10.88 per fully diluted share of MFIC Common Stock, consisting of approximately $1.21 per share in cash, to be paid by ARCC Adviser, and approximately $9.67 per share in ARCC Common Stock, subject to reduction for the Post-Signing Tax Dividend Amount (as defined below) and to adjustment as described below.

The “Exchange Ratio” will be determined as of a date mutually agreed by the parties that is no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time, based on ARCC’s net asset value per share (“ARCC NAV”) and the closing price of ARCC Common Stock on that date (the “ARCC Price”), as follows:

(1) if the ARCC Price is less than or equal to 100% of ARCC NAV, the Exchange Ratio will equal $9.67 less the Post-Signing Tax Dividend Amount, divided by ARCC NAV;

(2) if the ARCC Price is greater than 100% but less than or equal to 104.5% of ARCC NAV, the Exchange Ratio will equal the product of (A) $9.67 less the Post-Signing Tax Dividend Amount and (B) 1.00 plus 50% of the premium of the ARCC Price to ARCC NAV, divided by the ARCC Price; and

(3) if the ARCC Price is greater than 104.5% of ARCC NAV, the Exchange Ratio will equal the product of (A) $9.67 less the Post-Signing Tax Dividend Amount and (B) 102.25%, divided by the ARCC Price.

Tax Distributions

For U.S. federal income tax purposes, the Mergers, taken together, are intended to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Prior to the closing of the Mergers, MFIC will declare one or more dividends in order to distribute all of its previously undistributed investment company taxable income, any prior year shortfall and net capital gain and to maintain its qualification as a “regulated investment company” under the Code (any such dividend, a “Tax Dividend”). The stock portion of the Merger Consideration will be reduced by the aggregate per share amount of any Tax Dividend declared after the date of the Merger Agreement with a record date on or prior to the closing date, excluding regular quarterly dividends (the “Post-Signing Tax Dividend Amount”).

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of MFIC, ARCC, Acquisition Sub 1, Acquisition Sub 2 and ARCC Adviser, which will not survive consummation of the Mergers, subject to certain limited exceptions described in the Merger Agreement.

The Merger Agreement also contains certain pre-closing covenants by the parties, including covenants requiring (i) MFIC, ARCC, Acquisition Sub 1 and Acquisition Sub 2 to use reasonable best efforts to cause the consummation of the transactions contemplated by the Merger Agreement, (ii) MFIC to use reasonable best efforts to conduct its business in the ordinary course, and (iii) MFIC and ARCC to refrain from taking certain actions prior to the consummation of the Mergers without the other party’s consent. Among other things, MFIC has also agreed not to, and to cause its subsidiaries and representatives not to, solicit or initiate discussions or negotiations with third parties regarding other proposals to acquire MFIC, and MFIC is restricted in its ability to respond to such proposals, subject to customary exceptions. MFIC must call and hold a meeting of MFIC stockholders solely for the purpose of seeking the approval of the Mergers by the holders of at least a majority of the outstanding shares of MFIC Common Stock entitled to vote thereon (such approval, the “MFIC Stockholder Approval” and such meeting, the “MFIC Stockholders Meeting”). No vote of ARCC stockholders is required in connection with the transactions contemplated by the Merger Agreement.

Conditions to the Mergers

The consummation of the Mergers is subject to the satisfaction or waiver of certain customary closing conditions, including obtaining the MFIC Stockholder Approval, the approval for listing on NASDAQ of the ARCC Common Stock to be issued in the First Merger, the effectiveness of ARCC’s registration statement on Form N-14, the expiration or termination of the applicable waiting period under the HSR Act and the absence of any law or order prohibiting the consummation of the First Merger. ARCC’s obligation to consummate the Mergers is further conditioned upon the receipt of certain third party consents.

The Merger Agreement contains certain termination rights for ARCC and MFIC. In particular, at any time prior to receipt of the MFIC Stockholder Approval, MFIC may terminate the Merger Agreement in order to substantially concurrently enter into a definitive agreement providing for a Superior Proposal (as defined in the Merger Agreement), subject to MFIC’s compliance with certain obligations contained in its non-solicitation covenants and the payment by MFIC of a $31,360,000 termination fee (the “MFIC Termination Fee”). The MFIC Termination Fee is also payable by MFIC in certain other situations, including a termination of the Merger Agreement following withdrawal or modification of the recommendation by the MFIC Board that the stockholders of MFIC vote in favor of the approval of the Mergers (a “MFIC Recommendation Change”). No termination fee is payable by ARCC in connection with the termination of the Merger Agreement.

Voting Agreements

Concurrently with ARCC entering into the Merger Agreement, ARCC also entered into separate voting and support agreements (each, a “Voting Agreement”) with Apollo Principal Holdings A, L.P. and MidCap Financial Trust, each an affiliate of Apollo Global Management, Inc. (each, an “Equityholder”), with respect to an aggregate of 4,281,394 shares of MFIC Common Stock (together with any shares of MFIC Common Stock that an Equityholder acquires beneficial ownership of prior to the expiration of the Voting Agreement, the “Voting Agreement Shares”). Pursuant to the Voting Agreements, each Equityholder has agreed, among other things, (i) to vote or cause to be voted its Voting Agreement Shares at any meeting of MFIC stockholders in favor of the approval of the Mergers and any other matters expressly contemplated by the Merger Agreement that are submitted to MFIC stockholders and are necessary for the consummation of the Mergers, and any proposal to adjourn or postpone such meeting if there are not sufficient votes to approve the Mergers, (ii) not to transfer any of its Voting Agreement Shares, subject to certain permitted transfers and (iii) not to take certain actions that would violate the “no-shop” provisions of the Merger Agreement if the Equityholder were MFIC. Each Voting Agreement will terminate upon the earliest of (a) the Effective Time, (b) any amendment, modification or waiver of the Merger Agreement made without the applicable Equityholder’s consent that decreases the merger consideration, changes its form or otherwise materially adversely affects the applicable Equityholder (in its capacity as a stockholder of MFIC) or the economic interests of MFIC stockholders, (c) the valid termination of the Merger Agreement, (d) a MFIC Recommendation Change and (e) the mutual written consent of the parties thereto.

General

The foregoing summary descriptions of the Merger Agreement and the Voting Agreements do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement and the form of Voting Agreement, copies of which are attached to this Current Report on Form 8-K (this “Current Report”) as Exhibits 2.1 and 10.1, respectively, and the terms of which are incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Item 7.01.	Regulation FD Disclosure.

On October 27, 2026, ARCC and MFIC issued a joint press release announcing the signing of the Merger Agreement. A copy of the press release is included as Exhibit 99.1 to this Current Report.

The information furnished pursuant to this Item 7.01, including the related exhibit, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibits be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing by ARCC with the U.S. Securities and Exchange Commission (the “SEC”).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of October 26, 2026, by and among Ares Capital Corporation, Union Acquisition Sub Inc., Union Acquisition Sub LLC, MidCap Financial Investment Corporation and, solely for the limited purposes set forth therein, Ares Capital Management LLC

10.1	Form of Voting and Support Agreement, dated as of October 26, 2026, by and between Ares Capital Corporation and each of the Equityholders party thereto

99.1	Joint Press Release dated October 27, 2026

104	Cover Page Interactive Data File (embedded within Inline XBRL Document)

***********

Forward-Looking Statements

Some of the statements in this Current Report constitute forward-looking statements because they relate to future events, future performance or financial condition, including statements regarding the Transaction pursuant to the Merger Agreement. The forward-looking statements may include statements as to: the consummation of the Transaction, the future operating results of ARCC, MFIC and, following the closing of the Transaction, the combined company, and distribution projections; business prospects of ARCC, MFIC and the combined company, and the prospects of their portfolio companies; and the impact of the investments that ARCC, MFIC and the combined company expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “could,” “estimate,” “overestimate,” “underestimate,” “project,” “intend,” “may,” “will,” “endeavor,” “potential,” “predict,” “continue,” “target” and “would” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this communication involve risks and uncertainties.  Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. Certain factors could cause actual results and conditions to differ materially from those planned, projected, or estimated, including the uncertainties associated with (i) the ability of the parties to consummate the Transaction on the expected timeline, or at all; (ii) the failure of MFIC stockholders to approve the Transaction and the other Proposals (as defined below); (iii) the possibility that any or all of the various conditions to the consummation of the Transaction, including the receipt of any required regulatory approvals, may not be satisfied or waived on a timely basis or at all, and including the possibility that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Transaction or may require conditions, limitations or restrictions in connection with such approvals; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring MFIC to pay a termination fee; (v) the possibility that competing offers or acquisition proposals for MFIC will be made; (vi) ARCC’s ability to realize the anticipated benefits of the Transaction, including the expected accretion to ARCC’s core earnings, including as a result of delay in completing the Transaction or integrating the businesses of MFIC and ARCC; (vii) the amount of the special dividend from MFIC’s undistributed taxable income, the NAV per share of ARCC and the trading price of ARCC common stock, each of which will affect the number of shares of ARCC common stock issued in the Transaction; (viii) risks related to diverting management’s attention from ongoing business operations and the effect of the announcement or pendency of the Transaction on the business relationships, operating results and business generally of ARCC and MFIC; (ix) the combined company’s plans, expectations, objectives and intentions as a result of the Transaction, including the integration of MFIC’s portfolio; (x) the future operating results and net investment income projections of ARCC, MFIC or, following the closing of the Transaction, the combined company; (xi) the ability of Ares Management to implement its future plans with respect to the combined company and to attract and retain highly talented professionals; (xii) the business prospects of ARCC, MFIC or the combined company and the ability of their portfolio companies to achieve their objectives; (xiii) the expected financings and investments and additional leverage that ARCC, MFIC or the combined company may seek to incur in the future; (xiv) the adequacy of the cash resources and working capital of ARCC, MFIC or the combined company; (xv) the timing of cash flows, if any, from the operations of the portfolio companies of ARCC, MFIC or the combined company; (xvi) the ability of ARCC and the combined company to maintain their qualification as a business development company under the Investment Company Act of 1940, as amended, and as a regulated investment company under Subchapter M of the Code; (xvii) general economic, political and market conditions, including changes in interest rates and credit spreads; (xviii) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xix) the risk that stockholder litigation in connection with the Transaction may result in significant costs of defense and liability; (xx) unexpected costs, charges or expenses resulting from the Transaction, and (xxi) such other factors as are described under the heading “Risk Factors” in ARCC’s and MFIC’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings with the SEC. Any forward-looking statements speak only as of the date of this Current Report.  ARCC and MFIC have based the forward-looking statements included in this Current Report on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although ARCC and MFIC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that ARCC and/or MFIC in the future may file with the SEC, including the Proxy Statement/Prospectus and the Registration Statement (in each case, as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

No Offer or Solicitation

This Current Report is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in ARCC, MFIC or in any fund or other investment vehicle managed by Ares Management, Apollo Management or any of their respective affiliates.

Additional Information and Where to Find It

This Current Report relates to the proposed Transaction and certain related matters (the “Proposals”). In connection with the Proposals, ARCC will file with the SEC a registration statement on Form N-14 (the “Registration Statement”) that will include a proxy statement of MFIC and a prospectus of ARCC (the “Proxy Statement/Prospectus”), and MFIC will mail the Proxy Statement/Prospectus to its stockholders. The Proxy Statement/Prospectus and the Registration Statement will each contain important information about ARCC, MFIC, the Transaction and the Proposals. This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act. INVESTORS IN ARCC AND STOCKHOLDERS OF MFIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCC, MFIC, THE TRANSACTION AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by ARCC, from ARCC’s website at www.arescapitalcorp.com, and, for documents filed by MFIC, from MFIC’s website at https://www.midcapfinancialic.com.

Participants in the Solicitation

ARCC, its directors, certain of its executive officers and certain employees and officers of Ares Management and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of ARCC is set forth in its proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 5, 2026. MFIC, its directors, certain of its executive officers and certain employees and officers of Apollo Management and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information about the directors and executive officers of MFIC is set forth in its proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2026. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the MFIC stockholders in connection with the Proposals, including a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus when it becomes available. These documents may be obtained free of charge from the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION
Date: October 27, 2026
	By:	/s/ Scott C. Lem
	Name:	Scott C. Lem
	Title:	Chief Financial Officer and Treasurer